SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 27, 2004

                                  Clixtix, Inc.
               (Exact Name of Registrant as Specified in Charter)

        New York                       333-46828                  13-3526402
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

               1501 Broadway, Suite 1807, New York, New York 10036 (Address of principal executive offices)(Zip Code)

                                 (212) 768-2383
              (Registrant's telephone number, including area code)

             ------------------------------------------------------
             (Former name or address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4. Changes in Registrant's Certifying Accountant.

      On April 27, 2004, Richard M. Prinzi, Jr. CPA ("RMP"), the principal independent accountant of Clixtix, Inc. (the "Company") resigned. RMP cited, in his letter of resignation, as his reason for resigning the fact that he is"...no longer providing audit services to any SEC regulated clients." The report of RMP on the Company's financial statements for the nine month period ended September 30, 2003 and the prior two years did not contain any adverse opinions or disclaimers of opinion. Nor were any reports modified as to uncertainty, audit scope, or accounting principles.

      There was no decision to change accountants that was recommended or approved by the Company's Board of Directors or any committee thereof.

      The Company did not have any disagreements with RMP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      The Company has provided RMP with a copy of this Form 8K. A letter from RMP to the Securities and Exchange Commission has been included as an Exhibit 16 hereto.

      On April 28, 2004, the Company engaged Livingston, Wachtel & Co., LLP as the principal accountant to audit the Company's financial statements for the year ended December 31, 2003.

Item 7. Financial Statements and Exhibits.

Exhibit 16 Letter to SEC from Auditor.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Clixtix, Inc.
                                        (Registrant)


Dated: April 29, 2004                   By: /s/"Phyllis Maxwell"
                                            --------------------------
                                        Phyllis Maxwell, President